EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Gregory Rotelli, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Quarterly Report on Form 10-Q of Rostock Ventures Corp. for the period ended June 30, 2015 (the "REPORT") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Rostock Ventures Corp.


Dated: August 14, 2015      /s/ Gregory Rotelli
                            ----------------------------------------------------
                            Gregory Rotelli
                            President,  Chief Executive Officer, Chief Financial
                            Officer,  Secretary, Treasurer and Director
                            (Principal Executive Officer, Principal Financial
                            Officer and Principal Accounting Officer)
                            Rostock Ventures Corp.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Rostock Ventures Corp. and will be retained by Rostock Ventures Corp. and furnished to the Securities and Exchange Commission or its staff upon request.